Exhibit 10.12

*** indicates material has been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission. A complete copy of this agreement has been filed separately with the Securities and Exchange Commission.

CHANGE ORDER FORM

Changes to Outfall (P1, P2, and P5) to LaQuinta Ditch

PROJECT NAME: Corpus Christi Stage 1 Liquefaction Facility OWNER: Corpus Christi Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: December 6, 2013	CHANGE ORDER NUMBER: CO-00026 DATE OF CHANGE ORDER: August 31, 2016

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

1.	Per Article 6.1.B of the Agreement, Parties agree Contractor will not construct the outfalls P1, P2, and P5 which will take stormflow water to LaQuinta Ditch. Instead, the San Patricio County Drainage District (SPCDD) will hire a subcontractor to excavate, build the headwall, and stabilize the slopes at outfalls P1 and P5 and excavate and stabilize a channel at outfall P2. Contractor will issue a prefabricated culvert for outfall P5 to SPCDD for installation at P5. This scope is shown in Exhibit A of this Change Order.

2.	The cost breakdowns for the scopes of work noted above in this Change Order are detailed in Exhibit B.

3.	Schedule C-1 (Milestone Payment Schedule) of Attachment C of the Agreement will be amended by including the Milestone(s) listed in Exhibit C of this Change Order.

Adjustment to Contract Price
The original Contract Price was		$7,080,830,000
Net change by previously authorized Change Orders (0001-00025)		$577,352,514
The Contract Price prior to this Change Order was		$7,658,182,514
The Aggregate Equipment Price will be changed by this Change Order in the amount of	$	***
The Aggregate Labor and Skills Price will be changed by this Change Order in the amount of	$	***
The new Contract Price including this Change Order will be		$7,658,027,378

Adjustment to Aggregate Equipment Price
The original Aggregate Equipment Price was	$	***
Net change by previously authorized Change Orders (0001-00025)	$	***
The Aggregate Equipment Price prior to this Change Order was	$	***
The Aggregate Equipment Price will be changed by this Change Order in the amount of	$	***
The new Aggregate Equipment Price including this Change Order will be	$	***

Adjustment to Aggregate Labor and Skills Price
The original Aggregate Labor and Skills Price was	$	***
Net change by previously authorized Change Orders (0001-00025)	$	***
The Aggregate Labor and Skills Price prior to this Change Order was	$	***
The Aggregate Labor and Skills Price will be changed by this Change Order in the amount of	$	***
The new Aggregate Labor and Skills Price including this Change Order will be	$	***

Adjustment to Aggregate Provisional Sum
The original Aggregate Provisional Sum was	$950,561,351
Net change by previously authorized Change Orders (0001-00025)	$(745,966,926)
The Aggregate Provisional Sum prior to this Change Order was	$204,594,425
The Aggregate Provisional Sum will be changed by this Change Order in the amount of	$0
The new Aggregate Provisional Sum including this Change Order will be	$204,594,425

Adjustment to dates in Project Schedule

The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Adjustment to Payment Schedule: Yes. See Exhibit C of this Change Order.

Adjustment to Minimum Acceptance Criteria: N/A

Adjustment to Performance Guarantees: N/A

Adjustment to Design Basis: N/A

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:

[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: /s/WK Contractor /s/ EL Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ Ed Lehotsky	/s/ Walker Kimball
Owner	Contractor
Ed Lehotsky	/s/ Walker Kimball
Name	Name
Senior VP LNG E+C	Senior Project Manager, SVP
Title	Title
October 3, 2016	August 31, 2016
Date of Signing	Date of Signing

*** indicates material has been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission. A complete copy of this agreement has been filed separately with the Securities and Exchange Commission.

CHANGE ORDER FORM

Anti-Dumping Duties

PROJECT NAME: Corpus Christi Stage 1 Liquefaction Facility OWNER: Corpus Christi Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: December 6, 2013	CHANGE ORDER NUMBER: CO-00028 DATE OF CHANGE ORDER: September 26, 2016

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

1.	Per Article 6.1.B of the Agreement, Parties agree Contractor will be compensated for the costs of complying with new regulations by the U.S Department of Commerce and the U.S. International Trade Commission which impose duties on welded line pipe purchased in Turkey or Korea.

2.	The cost breakdowns for the scopes of work noted above in this Change Order are detailed in Exhibit A.

3.	Schedule C-1 (Milestone Payment Schedule) of Attachment C of the Agreement will be amended by including the Milestone(s) listed in Exhibit B of this Change Order.

Adjustment to Contract Price
The original Contract Price was		$7,080,830,000
Net change by previously authorized Change Orders (0001-00027)		$580,375,680
The Contract Price prior to this Change Order was		$7,661,205,680
The Aggregate Equipment Price will be changed by this Change Order in the amount of	$	***
The Aggregate Labor and Skills Price will be changed by this Change Order in the amount of	$	***
The new Contract Price including this Change Order will be		$7,661,371,904

Adjustment to Aggregate Equipment Price
The original Aggregate Equipment Price was	$	***
Net change by previously authorized Change Orders (0001-00027)	$	***
The Aggregate Equipment Price prior to this Change Order was	$	***
The Aggregate Equipment Price will be changed by this Change Order in the amount of	$	***
The new Aggregate Equipment Price including this Change Order will be	$	***

Adjustment to Aggregate Labor and Skills Price
The original Aggregate Labor and Skills Price was	$ ***
Net change by previously authorized Change Orders (0001-00027)	$ ***
The Aggregate Labor and Skills Price prior to this Change Order was	$ ***
The Aggregate Labor and Skills Price will be changed by this Change Order in the amount of	$ ***
The new Aggregate Labor and Skills Price including this Change Order will be	$ ***

Adjustment to Aggregate Provisional Sum
The original Aggregate Provisional Sum was	$950,561,351
Net change by previously authorized Change Orders (0001-00027)	$(745,966,926)
The Aggregate Provisional Sum prior to this Change Order was	$204,594,425
The Aggregate Provisional Sum will be changed by this Change Order in the amount of	$0
The new Aggregate Provisional Sum including this Change Order will be	$204,594,425

Adjustment to dates in Project Schedule

The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary) N/A

Adjustment to Payment Schedule: Yes. See Exhibit B of this Change Order.

Adjustment to Minimum Acceptance Criteria: N/A

Adjustment to Performance Guarantees: N/A

Adjustment to Design Basis: N/A

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:

[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: /s/WK Contractor /s/EL Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ Ed Lehotsky	/s/ Walker Kimball
Owner	Contractor
Ed Lehotsky	Walker Kimball
Name	Name
Senior VP LNG E+C	Senior Project Manager, SVP
Title	Title
November 2, 2016	October 3, 2016
Date of Signing	Date of Signing

*** indicates material has been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission. A complete copy of this agreement has been filed separately with the Securities and Exchange Commission.

CHANGE ORDER FORM

Additional Flare System Evaluation

PROJECT NAME: Corpus Christi Stage 1 Liquefaction Facility OWNER: Corpus Christi Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: December 6, 2013	CHANGE ORDER NUMBER: CO-00029 DATE OF CHANGE ORDER: September 26, 2016

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

1.	In Change Order CO-00020, executed on June 15, 2016, the Parties agreed Contractor would conduct a study to identify a short-term solution (based on nitrogen injection) and a long-term solution (based on either high or low pressure air injection) to mitigate smoke production in the flares. In order to continue the evaluation, per Article 6.1.B of the Agreement, Parties agree Contractor will be compensated for additional costs incurred to continue its study and evaluate the solutions.

2.	The cost breakdowns for the scopes of work noted above in this Change Order are detailed in Exhibit A.

3.	Schedule C-1 (Milestone Payment Schedule) of Attachment C of the Agreement will be amended by including the Milestone(s) listed in Exhibit B of this Change Order.

Adjustment to Contract Price
The original Contract Price was		$7,080,830,000
Net change by previously authorized Change Orders (0001-00028)		$580,541,904
The Contract Price prior to this Change Order was		$7,661,371,904
The Aggregate Equipment Price will be changed by this Change Order in the amount of	$	***
The Aggregate Labor and Skills Price will be changed by this Change
Order in the amount of	$	***
The new Contract Price including this Change Order will be		$7,662,153,372

Adjustment to Aggregate Equipment Price
The original Aggregate Equipment Price was	$	***
Net change by previously authorized Change Orders (0001-00028)	$	***
The Aggregate Equipment Price prior to this Change Order was	$	***
The Aggregate Equipment Price will be changed by this Change Order in the amount of	$	***
The new Aggregate Equipment Price including this Change Order will be	$	***

Adjustment to Aggregate Labor and Skills Price
The original Aggregate Labor and Skills Price was	$	***
Net change by previously authorized Change Orders (0001-00028)	$	***
The Aggregate Labor and Skills Price prior to this Change Order was	$	***
The Aggregate Labor and Skills Price will be changed by this Change Order in the amount of	$	***
The new Aggregate Labor and Skills Price including this Change Order will be	$	***

Adjustment to Aggregate Provisional Sum
The original Aggregate Provisional Sum was	$950,561,351
Net change by previously authorized Change Orders (0001-00028)	$(745,966,926)
The Aggregate Provisional Sum prior to this Change Order was	$204,594,425
The Aggregate Provisional Sum will be changed by this Change Order in the amount of	$0
The new Aggregate Provisional Sum including this Change Order will be	$204,594,425

Adjustment to dates in Project Schedule

The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary) N/A

Adjustment to Payment Schedule: Yes. See Exhibit B of this Change Order.

Adjustment to Minimum Acceptance Criteria: N/A

Adjustment to Performance Guarantees: N/A

Adjustment to Design Basis: N/A

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:

[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: /s/WK Contractor /s/EL Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ Ed Lehotsky	/s/ Walker Kimball
Owner	Contractor
Ed Lehotsky	Walker Kimball
Name	Name
Senior VP LNG E+C	Senior Project Manager, SVP
Title	Title
November 2, 2016	October 3, 2016
Date of Signing	Date of Signing